                          SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC 20549

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                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported:        May 11, 1998
                                                       ------------------------


                            TransCor Waste Services, Inc.
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                (Exact name of registrant as specified in its charter)


               Florida                    1-11822                65-0369288
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      (State or other jurisdiction     (Commission             (IRS Employer
             of incorporation)          File Number)       (Identification No.)


                      1502 Second Avenue, East - Tampa, FL 33605
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                       (Address of principal executive offices)


      Registrant s telephone number, including area code:     (813) 248-3878
                                                          ---------------------

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            (Former name or former address, if changed since last report.)


      Item 2.   Disposition of Assets

           On May 11, 1998, TransCor Waste Services, Inc., executed an agreement to sell certain assets as described in a press release, a copy of which is being filed as Exhibit 1 to this Form 8-K. The transaction is scheduled to close on May 31, 1998.

      Item 7.   Financial Statements and Exhibits

            Exhibit 1 - Press Release dated May 18, 1998


                                    SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSCOR WASTE SERVICES, INC.

      Dated:      May 27, 1998
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                               By:  /s/ Joseph M. Williams
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                                    Name:     Joseph M. Williams
                                    Title:    President



                                                                      Exhibit 1


      FOR IMMEDIATE RELEASE: MONDAY,  MAY 18, 1998

      TRANSCOR  WASTE   SERVICES,  INC.,   ANNOUNCES  SALE  OF   BUSINESSES  IN
      JACKSONVILLE AND MIAMI, FLORIDA


      TAMPA, FLORIDA, MONDAY, MAY 18, 1998... TransCor Waste Services, Inc. (NASDAQ: TRCW) TransCor Waste Services, Inc., president, Mr. Joseph M. Williams announced today that, Our entire Jacksonville area waste collection and recycling operations assets, and certain assets of our Miami front-end load and rear-load commercial waste and recycling business will be sold to Eastern Environmental Services of Florida, Inc., in a cash transaction totaling $11.6 million. Mr. Williams added, A definitive agreement has been executed by both companies and closing is expected by May 31, 1998.

      Mr. Williams concluded, The sale of these operations is consistent with the plan we implemented in mid 1997 to re-focus our management and resources towards a more concentrated geographic area and service base. The recent startup of the Hillsborough County, Florida franchise and the October 1, 1998 start-up of the Cape Coral, Florida franchise will provide significant revenue opportunities to off-set the revenue lost from this sale. We have completed the consolidation necessary to develop consistent profitable results and now we can look forward to selectively growing this business.

      TransCor, a regional solid waste and recycling company, provides services to commercial, industrial, and residential customers in the state of Florida. TransCor s services include transfer, collection, transportation, waste segregation, recycling, demolition, and disposal. TransCor is headquartered in Tampa, Florida, and operates facilities in Miami, Dade County; Clearwater, Pinellas County; Tampa, Hillsborough County; Jacksonville, Duval County; and Ft. Myers, Lee County.

      Kimmins Corp. (NYSE:  KVN) owns  74 percent of  TransCor Waste  Services,
      Inc.


      Contact:  Joseph M. Williams
                TransCor Waste Services, Inc.
                (813) 247-0151